UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ROYCE GLOBAL VALUE TRUST, INC.
(Name of Registrant as Specified in Its Charter)

SABA CAPITAL MANAGEMENT, L.P.

SABA CAPITAL MASTER FUND, LTD.

SABA II AIV, L.P.

SABA CAPITAL MASTER FUND III, L.P.

SABA CAPITAL CARRY NEUTRAL TAIL HEDGE MASTER FUND LTD.

SABA CAPITAL CEF OPPORTUNITIES 1, LTD.

SABA CAPITAL CEF OPPORTUNITIES 2, LTD.

BOAZ R. WEINSTEIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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SPECIAL MEETING OF SHAREHOLDERS OF
ROYCE GLOBAL VALUE TRUST, INC.
_________________________

SUPPLEMENT DATED SEPTEMBER 14, 2020 TO THE PROXY STATEMENT

OF

Saba Capital Management, L.P.
_________________________

Please vote the GOLD proxy card to vote AGAINST the proposal to approve a new investment advisory agreement.

Please sign, date and mail the enclosed GOLD proxy card today!

Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), and certain of its affiliates, namely Saba Capital Master Fund, Ltd., Saba II AIV, L.P., Saba Capital Master Fund III, L.P., Saba Capital Carry Neutral Tail Hedge Master Fund Ltd., Saba Capital CEF Opportunities 1, Ltd. and Saba Capital CEF Opportunities 2, Ltd. (collectively, the “Saba Entities,” together with Saba Capital, “Saba,” “we,” “us,” or “our”) are significant shareholders and beneficially own in the aggregate approximately 14% of the outstanding Common Stock, par value $0.001 per share (the “Common Stock”), of Royce Global Value Trust, Inc. (“RGT” or the “Fund”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended. We are sending this proxy statement supplement to you in connection with the solicitation of proxies for use prior to or at RGT’s special meeting of shareholders scheduled to be held at 1:00 p.m. (Eastern time) on Thursday, October 8, 2020 in a virtual meeting format and accessible solely by means of remote communication, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Special Meeting”), to seek your support at the Special Meeting to vote against the following:

1.	To approve a new investment advisory agreement with Royce & Associates, LP (the “Proposal”); and
2.	To transact any other business that may properly come before the Special Meeting.

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The Proposal is more fully described in the definitive proxy statement filed by Saba with the Securities and Exchange Commission (the “SEC”) on May 11, 2020, as supplemented on May 21, 2020. On August 27, 2020, RGT filed definitive additional materials for the Special Meeting with the SEC announcing that (i) the date of the Special Meeting has been postponed to Thursday October 8, 2020 at 1:00 p.m. Eastern Time in order to solicit additional shareholder votes; (ii) the board of directors of the Fund set a new record date of September 8, 2020 for determining those shareholder of the Fund entitled to notice of and to vote at the Special Meeting, (iii) any proxy received by the Fund from a shareholder of record as of the close of business on the record date originally set for the Special Meeting (i.e., May 1, 2020) and as of the close of business on the new record date set for the Special Meeting (i.e., September 8, 2020) shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Special Meeting (i.e., September 8, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder; and (iv) the Fund will file a supplement to its definitive proxy statement filed with the SEC on May 11, 2020, which will contain, among other things, a new notice with the updated Special Meeting and record dates, and which will be distributed to all shareholders entitled to vote at the Special Meeting. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from RGT’s definitive additional materials.

If you have already sent a proxy card furnished by RGT’s management to RGT, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Saba’s proxy solicitation is being made by (i) Saba Capital Management, L.P. (“Saba Capital”); (ii) Saba Capital Master Fund, Ltd. (“SCMF”); (iii) Saba II AIV, L.P., (“AIV”); (iv) Saba Capital Master Fund III, L.P. (“SCMF III”); (v) Saba Capital CEF Opportunities 1, Ltd. (“CEF 1”); (vi) Saba Capital CEF Opportunities 2, Ltd. (“CEF 2”); (vii) Saba Capital Carry Neutral Tail Hedge Master Fund Ltd. (“CNTH”); (viii) certain separately managed accounts managed by Saba Capital (together with SCMF, AIV, SCMF III, CEF 1, CEF 2 and CNTH, the “Saba Entities”); and (xi) Boaz R. Weinstein, principal of Saba Capital (“Mr. Weinstein,” and together with Saba Capital and the Saba Entities, “Saba”). The entities and individuals listed in this paragraph may each be deemed a “Participant” and, collectively, the “Participants.”

As of the close of business on September 14, 2020, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, 1,443,120 shares of Common Stock, representing approximately 13.7% of RGT’s outstanding Common Stock. The percentage used herein is based upon 10,503,470 shares of Common Stock outstanding as of July 31, 2020, as reported in the Fund’s definitive proxy statement filed with the SEC on August 11, 2020. Saba Capital may be deemed to beneficially own 1,443,120 shares of Common Stock.

Any proxy received by Saba from a shareholder of record as of the close of business on the record date originally set for the Special Meeting (May 1, 2020) and as of the close of business on the new record date set for the Special Meeting (September 8, 2020) shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Special Meeting (September 8, 2020) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder.

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This supplement is dated September 14, 2020, and is first being mailed to shareholders of the Fund commencing on or about September 15, 2020. This supplement should be read in conjunction with Saba’s definitive proxy statement filed with the SEC on, and first furnished to shareholders on or about, May 11, 2020, as supplemented on May 21, 2020.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for RGT is 811-22532.

______________________

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•	If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Saba, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.
•	If your shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.

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IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares you own, please give Saba your proxy AGAINST the Proposal by voting your shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Saba urges you to confirm in writing your instructions to Saba in care of InvestorCom, Inc. at the address provided below so that Saba will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address and telephone numbers set forth below:

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of Saba’s proxy materials,

please contact InvestorCom at the phone numbers listed below.

19 Old Kings Highway S.

Suite 210

Darien, CT 06820

Shareholders call toll free at (877) 972-0090

Banks and Brokers may call collect at (203) 972-9300

You may also contact Saba via email at

SabaProxy@sabacapital.com

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GOLD PROXY CARD

ROYCE GLOBAL VALUE TRUST, INC.

special Meeting OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF SABA CAPITAL MANAGEMENT, L.P. AND THE OTHER PARTICIPANTS NAMED IN THIS PROXY SOLICITATION (COLLECTIVELY, “SABA”)

THE BOARD OF DIRECTORS OF ROYCE GLOBAL VALUE TRUST, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Michael D’Angelo, Paul Kazarian, Pierre Weinstein, Adam Finerman and John Grau and each of them, attorneys and agents with full power of substitution to vote all Common Stock of Royce Global Value Trust, Inc. (“RGT”), a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended, that the undersigned would be entitled to vote at the special meeting of shareholders of RGT scheduled to be held at 1:00 p.m. (Eastern time) on Thursday, October 8, 2020 in a virtual meeting format and accessible solely by means of remote communication, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of RGT held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Saba at a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” THE PROPOSAL.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Saba’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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GOLD PROXY CARD

[X] Please mark vote as in this example

SABA STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” THE PROPOSAL.

1.	Proposal to consider and approve a new investment advisory agreement, by and between Royce & Associates, LP and Royce Global Value Trust, Inc.
☐FOR	☐AGAINST	☐ABSTAIN

Saba intends to use this proxy to vote “against” this Proposal.

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

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